Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of American Equity Investment Life Holding Company (the "Company") on Form 10-Q for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Ted M. Johnson, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 9, 2017	By:	/s/ TED M. JOHNSON
Ted M. Johnson, Chief Financial Officer and Treasurer (Principal Financial Officer)